SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported):
January 18, 2000
MMCA  AUTO  OWNER TRUST  1999-2
(MMCA Auto Receivables Trust  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware  333-85685
State or other (Commission (IRS Employer Id No.) jurisdiction File Number) of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
	The Registrant hereby incorporates by reference
	the information contained in the attached exhibits
	in response to this Item 5.
Item 7.	Financial Statements and Exhibits.
	(c)  Exhibits.
MMCA Auto Owner Trust 1999-2  Asset Backed Notes and
  Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: December 10, 1999
December 1, 1999 through December 31, 1999
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMCA AUTO RECEIVABLES Trust
Dated: January 24, 2000

SIGNATURES


By: Hideyuki Kitamura
    Secretary and Treasurer